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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____
                             ____________________

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)
                                  74-0800980
                    (I.R.S. Employer Identification Number)

  712 MAIN STREET, HOUSTON, TEXAS                            77002
 (Address of principal executive offices)                  (Zip code)

                   LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                     Houston, Texas 77002  (713) 216-2448
           (Name, address and telephone number of agent for service)

                               PENNZOIL COMPANY

              (Exact name of obligor as specified in its charter)

              DELAWARE                                  74-159720
  (State or other jurisdiction of                 (I.R.S. Employer
  incorporation or organization)                   Identification Number)

PENNZOIL PLACE, P.O. BOX 2967, HOUSTON, TEXAS                77252-2967
    (Address of principal executive offices)                 (Zip code)

                    EXCHANGEABLE SENIOR DEBENTURES DUE 2008
                        (Title of indenture securities)


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ITEM 1.  GENERAL INFORMATION.

  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (A)    NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
         AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

  (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

         FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                        COL. A                             COL. B
                     TITLE OF CLASS                 AMOUNT OUTSTANDING
                     --------------                 ------------------

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

         IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

         (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
             INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

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ITEM 4. (CONTINUED)


         (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

         IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

     COL. A               COL. B           COL. C            COL. D
                                                         PERCENTAGE OF
                                                      VOTING SECURITIES
                                                         REPRESENTED BY
                                         AMOUNT OWNED   AMOUNT GIVEN IN
 NAME OF OWNER        TITLE OF CLASS     BENEFICIALLY         COL. C
 -------------        --------------     ------------  -----------------

 Not applicable by virtue of Form T-1 General Instruction B and response to
 Item 13.

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ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS   OR THEIR
         OFFICIALS.

  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

  COL. A                  COL. B              COL. C               COL. D
                                                                PERCENTAGE OF
                                                              VOTING SECURITIES
                                                                REPRESENTED BY
                                           AMOUNT OWNED        AMOUNT GIVEN IN
  NAME OF OWNER         TITLE OF CLASS     BENEFICIALLY            COL. C
 --------------         --------------     ------------     ------------------

 Not applicable by virtue of Form T-1 General Instruction B and response to
 Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.


  COL. A                  COL. B              COL. C               COL. D
                                           AMOUNT OWNED
                       WHETHER THE        BENEFICIALLY OR         PERCENT OF
                       SECURITIES        HELD AS COLLATERAL          CLASS
                       ARE VOTING           SECURITY FOR         REPRESENTED BY
                      OR NONVOTING        OBLIGATIONS IN          AMOUNT GIVEN
TITLE OF CLASS         SECURITIES             DEFAULT              IN COL. C
--------------       --------------      -----------------      ---------------

 Not applicable by virtue of Form T-1 General Instruction B and response to
 Item 13.

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ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

  COL. A                  COL. B              COL. C               COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR        PERCENT OF
                                         HELD AS COLLATERAL        CLASS
TITLE OF ISSUER                            SECURITY FOR         REPRESENTED BY
      AND                 AMOUNT          OBLIGATIONS IN         AMOUNT GIVEN
 TITLE OF CLASS         OUTSTANDING     DEFAULT BY TRUSTEE        IN COL. C
---------------         -----------    --------------------   ----------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.


  COL. A                  COL. B              COL. C               COL. D
                                           AMOUNT OWNED
                                         BENEFICIALLY OR         PERCENT OF
                                        HELD AS COLLATERAL          CLASS
TITLE OF ISSUER                            SECURITY FOR        REPRESENTED BY
   AND                    AMOUNT         OBLIGATIONS IN         AMOUNT GIVEN
TITLE OF CLASS          OUTSTANDING     DEFAULT BY TRUSTEE         IN COL. C
----------------       --------------  --------------------   ---------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.

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ITEM 11.  OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON
          OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

  COL. A                  COL. B              COL. C               COL. D
                                           AMOUNT OWNED
                                         BENEFICIALLY OR         PERCENT OF
                                        HELD AS COLLATERAL          CLASS
TITLE OF ISSUER                            SECURITY FOR        REPRESENTED BY
   AND                    AMOUNT         OBLIGATIONS IN         AMOUNT GIVEN
TITLE OF CLASS          OUTSTANDING     DEFAULT BY TRUSTEE         IN COL. C
----------------       --------------  --------------------   ---------------



  Not applicable by virtue of Form T-1 General Instruction B and response to
  Item 13.


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:


       COL. A                          COL. B                        COL. C

      NATURE OF                        AMOUNT
     INDEBTEDNESS                    OUTSTANDING                     DATE DUE
     ------------                    -----------                     --------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 13.  DEFAULTS BY THE OBLIGOR.

      (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

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ITEM 13. (CONTINUED)

  (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

  There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.   AFFILIATIONS WITH THE UNDERWRITERS.

           IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 15.  FOREIGN TRUSTEE.

          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT .

          Not applicable.

ITEM 16.  LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
          ELIGIBILITY.

          . 1. A copy of the articles of association of the trustee now in effect.

          # 2. A copy of the certificate of authority of the trustee to commence business.

          * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

          + 4.  A copy of the existing bylaws of the trustee.

            5.  Not applicable.

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            6. The consent of United States institutional trustees required by
          Section 321(b) of the Act.

          []7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not applicable.

            9.  Not applicable.
_______________________

  . Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

  # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

  * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

  + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

 [] Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 333-34045.

                             ____________________

                                     NOTE

  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                       7
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                                 SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE ___ DAY OF DECEMBER, 1997.

                                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                                   (Trustee)


                                  By:
                                      -----------------------------------
                                      Donna Edmundson
                                      Vice President and Trust Officer

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                                   EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

  The undersigned is trustee under a Third Supplemental Indenture dated as of___________, 1998, supplementing an Indenture dated as of December 15, 1992, each by and between Pennzoil Company, a Delaware corporation (the "Company") and Texas Commerce Bank National Association, as Trustee, entered into in connection with the issuance of the Company's Exchangeable Senior Debentures Due 2008.

  In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION



                                        By:
                                           ------------------------------
                                           Donna Edmundson
                                           Vice President and Trust Officer

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